UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: NephroGenex, Inc.

Case No. 16-11074 (KG)
Reporting Period: 6/01/2016 - 6/30/2016

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X		
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X		
Schedule of Professional Fees Paid	MOR-1b	X		
Copies of bank statements		X		
Cash disbursements journals			X	
Statement of Operations	MOR-2	X		
Balance Sheet	MOR-3	X		
Status of Postpetition Taxes	MOR-4	X		
Copies of IRS Form 6123 or payment receipt			X	
Copies of tax returns filed during reporting period			X	
Summary of Unpaid Postpetition Debts	MOR-4	X		
Listing of aged accounts payable	MOR-4	X		
Accounts Receivable Reconciliation and Aging	MOR-5	X		
Debtor Questionnaire	MOR-5	X		

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor　　　　Date

Signature of Joint Debtor　　　　Date

Signature of Authorized Individual*　　　　July 20, 2016
Date

John P. Hamill
Printed Name of Authorized Individual

Chief Executive Officer and Chief Financial Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

NOTES TO THE MONTHLY OPERATING REPORT

General Notes

Debtor-in-Possession Financial Statements- The Debtor's financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America ("U.S. GAAP") in all material respects. Accounting Standards Codification ("ASC") 852-10, *Reorganizations,* which incorporated the guidance in American Institute of Certified Public Accountants Statement of Position 90-7, *"Financial Reporting by Entities in Reorganization under the Bankruptcy Code,"* (SOP 90-7), is applicable to companies in chapter 11 and generally does not change the manner in which financial statements are prepared. It does require, however, that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of business. The Debtor's financial statements contained herein have been prepared in accordance with the guidance in ASC 852-10. The unaudited financial statements have been derived from the books and records of the Debtor. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon the application of such procedures, the Debtor believes that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that would be typically made in accordance with U.S. GAAP. The results of operations contained herein are not necessarily indicative of results that are expected from any other period or for the full year and may not necessarily reflect the combined results of operations, financial position and cash flows of the Debtor in the future.

Liabilities Subject to Compromise- As a result of the chapter 11 filing, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization or liquidation. The determination of how liabilities will ultimately be settled and treated cannot be made until the Court approves a chapter 11 plan of reorganization or liquidation. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Revenues, expenses, realized gains and losses and provisions for losses that can be directly associated with the reorganization and restructuring of the business must be reported separately as reorganization items in the Debtor's statement of operations. The Debtor's balance sheets, in addition, must distinguish pre-petition liabilities subject to compromise from both those pre-petition liabilities that are not subject to compromise and from post-petition liabilities. Liabilities that may be affected by a plan of reorganization or liquidation must be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. In addition, cash provided by reorganization items must be disclosed separately in the Debtor's statement of cash flows. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation and other events. While in bankruptcy, the Debtor expects its financial results to continue to be volatile as asset impairments, asset dispositions, contract terminations and rejections and claims assessments may significantly impact the Debtor's financial statements. As a result, the Debtor's historical financial performance is likely not indicative of its financial performance after the date of the chapter 11 Filing.

Notes to MOR-1a

Cash Disbursements Journal- The Debtor's cash disbursement journal is not included herein, however, a copy will be provided upon request.

Notes to MOR-4

Copies of IRS Form 6123 or Payment Receipt and Copies of Tax Returns Filed During Reporting Period- No IRS Form 6123 or Payment Receipt or Tax Returns were filed during the reporting period.

Postpetition Accounts Payable- The postpetition accounts payable reported for the reporting period represent open and outstanding trade vendor invoices that have been entered into the Debtor's accounts payable system and does not include accruals for invoices not yet received or approved.

In re: NephroGenex, Inc.

Case No. 16-11074 (KG)
Reporting Period: 6/01/2016 - 6/30/2016

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS EastWest Bank OPERATING	BANK ACCOUNTS EastWest Bank Money Market	CURRENT MONTH ACTUAL	Cumulative Filing To Date ACTUAL
CASH BEGINNING OF MONTH	$ 4,531,123	$ 25,030	$ 4,556,152	$ 4,556,152
RECEIPTS				
PROFESSIONAL RETAINER REFUNDS	-	-	-	40,724
INSURANCE PREMIUM REFUNDS	25,310	-	25,310	25,310
COBRA PAYMENT FROM FORMER EMPLOYEE	-	-	-	1,919
INTEREST EARNED ON MONEY MARKET ACCOUNT	-	3	3	6
TOTAL RECEIPTS	$ 25,310	$ 3	$ 25,313	$ 67,959
DISBURSEMENTS				
NET PAYROLL (Including Employee Reimbursements)[1]	36,256	-	36,256	73,874
PAYROLL TAXES (Employer and Employees)	21,056	-	21,056	42,709
401k CONTRIBUTIONS (Employer and Employees)	2,302	-	2,302	4,161
CURRENT EMPLOYEE BENEFITS (Health and HSA contribution)	5,522	-	5,522	11,390
FORMER EMPLOYEE BENEFITS (Health and HSA contribution)[2]	5,118	-	5,118	12,055
RENT	9,893	-	9,893	19,786
INSURANCE	3,103	-	3,103	5,264
VENDOR PAYMENTS[3]	148,761	-	148,761	185,348
REORGANIZATION FEES	32,225	-	32,225	32,225
TOTAL DISBURSEMENTS	$ 264,236	$ -	$ 264,236	$ 386,812
NET CASH FLOW	$ (238,926)	$ 3	$ (238,923)	$ (318,853)
CASH - END OF MONTH	$ 4,292,197	$ 25,033	$ 4,317,230	$ 4,317,230

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:	CURRENT MONTH ACTUAL	Cumulative Filing To Date ACTUAL
TOTAL DISBURSEMENTS	$ 264,236	$ 386,812
LESS: PASS THROUGH COBRA PAYMENTS[4]	1,919	3,738
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	-	-
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$ 262,317	$ 383,074

1. Net Payroll includes employee reimbursements in the amount of $1,320 for the period.
2. Former employee benefits including 1) health benefits paid and HSA contributions made on behalf of two former employees in connection with their severance agreements in the amount of $3,199 as well as 2) pass-through COBRA payments made on behalf of one former employees in the amount of $1,919 during the period.
3. Vendor Payments includes patent annuities paid in the amount of $26,102 and fees associated with the analysis of the Company's unblinded data from its terminated Phase 3 trial during the period.
4. This amount represents the pass-through COBRA payments made to BCBSNC on behalf of one former employee during the period.

In re: NephroGenex, Inc.

Case No: 16-11074 (KG)
Reporting Period: 6/01/2016 - 6/30/2016

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

	Operating		Money Market	
	#		#	
BALANCE PER BOOKS	$4,292,196.75		$25,032.70	
BANK BALANCE	$4,294,680.84		$25,032.70	
(+) DEPOSITS IN TRANSIT (ATTACH LIST)				
(-) OUTSTANDING CHECKS (ATTACH LIST)	$2,484.09			
OTHER (ATTACH EXPLANATION)				
ADJUSTED BANK BALANCE *	$4,292,196.75		$25,032.70	
* Adjusted bank balance must equal				
balance per books				
DEPOSITS IN TRANSIT	Date	Amount	Date	Amount
CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount
	4192	$200.00		
	4222	$49.50		
	4223	$224.75		
	4224	$858.79		
	ACH	$1,151.05		

In re: NephroGenex, Inc.

Case No. 16-11074 (KG)
Reporting Period: 6/01/2016 - 6/30/2016

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date	
				Number	Date	Fees	Expenses	Fees	Expenses
No professional fees or expenses were paid during the reporting period 6/1/2016 through 6/30/2016									

NephroGenex, Inc.
Statement of Operations
For the reporting period of June 1, 2016 to June 30, 2016

		Jun-16		Cumulative Filing To Date
Operating Expenses:				
Research & Development[1]	$	5,281	$	14,213
Corporate Governance[2]	$	91,938	$	178,961
Compensation & Benefits[3]	$	69,660	$	144,166
Professional and Consultant Fees[4]	$	94,321	$	134,663
Office, Telecommunication and Supplies	$	11,037	$	20,819
Rent	$	9,992	$	19,984
Dues and Subscriptions	$	1,477	$	2,909
Depreciation	$	1,090	$	2,180
Travel-Related Expenses	$	63	$	826
Prepetition Debt Paid	$	-	$	602
Total Operating Expenses	$	284,858	$	519,323
Other Income/Expenses:				
Reorganization Expenses[5]	$	165,796	$	397,645
Interest Expense (Income)	$	(3)	$	(6)
Net Loss	$	450,651	$	916,962

1. Research & Development expenses consist of wind-down activities associated with PYR-311 incurred during the period.
2. Corporate Governance expenses consist of board of director fees, insurance and other governance services incurred during the period.
3. Compensation & Benefits consist of payroll, payroll taxes and employee benefits during the period.
4. Professional and Consultant fees consists of costs incurred with ordinary course professionals/consultants during the period.
5. Reorganization expenses consist of fees incurred by professionals that are directly associated with the reorganization as well as U.S. Trustee fees owed during the period. Specifically, these professionals are Cole Schotz P.C., Cassel Salpeter & Co., LLC and Kurtzman Carson Consultants LLC.

NephroGenex, Inc.
Balance Sheets

		Book Value on Petition Date		Book Value at End of Current Reporting Month
Assets		April 30, 2016		June 30, 2016
Current Assets				
Cash and Cash Equivalents	$	4,611,056	$	4,292,197
Restricted Cash		25,027		25,033
Prepaid Expenses and Other Assets[1]		2,768,947		2,638,377
Professional Retainers		246,806		204,082
Total Current Assets		7,651,836		7,159,689
Property and Equipment, net		37,061		34,880
Other Long-Term Assets		9,534		9,534
Total Assets	$	7,698,430	$	7,204,103
Liabilities and Stockholders' Equity (Deficit)				
Current Liabilities				
Accounts Payable[2]	$	9,821	$	29,346
Accrued and Other Liabilities[3]		3,738		33,899
Accrued Compensation[4]		27,837		35,769
Reorganization Liability		-		365,420
Total Current Liabilities		41,395		464,434
Liabilities Subject To Compromise[5]		5,462,449		5,461,847
Deferred Rent		24,185		24,383
Total Liabilities		5,528,029		5,950,664
Common Stock		12,948		12,949
APIC		91,815,598		91,815,597
Retained Earnings		(80,682,596)		(80,682,596)
Current Year Net Loss - Pre-Petition		(8,975,548)		(8,975,548)
Current Year Net Loss - Post-Petition				(916,962)
Total Stockholders' Equity		2,170,401		1,253,439
Total Liabilities & Stockholders' Equity (Deficit)	$	7,698,430	$	7,204,103

1. Prepaid Expenses and Other Assets consist of prepaid insurance (including D&O and clinical trial tail insurance), vendor deposits and advances in ordinary course of business.

2. Accounts Payable as of April 30, 2016 represents an invoice related to Debtor's May rental payment that is typically payable in advance. The May rental payment was paid on or about May 5, 2016 in the ordinary course of business. Accounts Payable as of the current reporting period represents post-petition accounts payable.

3. Accrued and Other Liabilities as of April 30, 2016 represents COBRA payments received from former employees for the month of May. The May COBRA payments for these former employees were paid on or about May 5, 2016 subsequent to the Interim Wage Order being entered by the Bankruptcy Court. Accrued and Other Liabilities as of the current reporting period represents post-petition Accrued and Other Liabilities.

4. Accrued Compensation represents accrued paid-time-off earned but not yet used or paid. The amounts as of April 30, 2016 represent pre-petition amounts. The amounts as of the current reporting period represent pre-petition amounts plus any incremental amounts earned during the post-petition period.

5. Liabilities Subject To Compromise do not include contingent severance liabilities.

In re: NephroGenex, Inc.

Case No. 16-11074 (KG)
Reporting Period: 6/01/2016 - 6/30/2016

STATUS OF POSTPETITION TAXES

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal						
All postpetition taxes were current as of 6/30/2016 and paid in the ordinary course by the Debtor.						
State and Local						
All postpetition taxes were current as of 6/30/2016 and paid in the ordinary course by the Debtor.						
Total Taxes						

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

		Number of Days Past Due				
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$ 26,608	$ 1,773	$ 966	$ -	$ -	$ 29,346
Wages Payable						
Taxes Payable						
Rent/Leases-Building						
Rent/Leases-Equipment						
Secured Debt/Adequate Protection Payments						
Professional Fees						
Amounts Due to Insiders*						
Other:__________________________						
Other:__________________________						
Total Postpetition Debts	$ 26,608	$ 1,773	$ 966	$ -	$ -	$ 29,346

In re: NephroGenex, Inc.

Case No. 16-11074 (KG)
Reporting Period: 6/01/2016 - 6/30/2016

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount	
NOT APPLICABLE		
Accounts Receivable Aging	**Amount**	
NOT APPLICABLE		

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

EAST WEST BANK *Your Financial Bridge*

19625 Stevens Creek Blvd
Cupertino CA 95014

Direct inquiries to:
408 599-5038

ACCOUNT STATEMENT

STARTING DATE: June 01, 2016
ENDING DATE: June 30, 2016
Total days in statement period: 30
[redacted]
(13)

NEPHROGENEX INC
3200 BEECHLEAF CT SUITE 900
RALEIGH NC 27604

Commercial Analysis Checking

Account number	[redacted]	Beginning balance		$4,534,684.17
Enclosures	13	Total additions	(1)	25,310.00
Low balance	$4,294,680.84	Total subtractions	(38)	265,313.33
Average balance	$4,432,888.71	Ending balance		$4,294,680.84

CREDITS

Number	Date	Transaction Description		Additions
	06-16	Wire Trans-IN	WILLIS OF NEW YORK INC	25,310.00

CHECKS

Number	Date	Amount	Number	Date	Amount
4209	06-07	49.50	4216	06-23	573.61
4210	06-02	2,161.00	4217	06-21	400.00
4211	06-09	572.19	4218	06-21	7,068.35
4212	06-06	302.07	4219	06-27	87.57
4213	06-06	9,892.80	4220	06-27	301.44
4214	06-13	149.30	4221	06-27	108.15
4215	06-06	671.40			

DEBITS

Date	Transaction Description		Subtractions
06-01	Outgoing Wire	Willis of New York , Inc.	175.00
06-01	Outgoing Wire	Pierre Legault of Stone Management	3,000.00
06-01	Outgoing Wire	James Mitchum	3,000.00
06-02	Preauth Debit	THE GUARDIAN MAY GP INS 160602 50174400CC20000	543.77
06-02	Preauth Debit	ADP Tax/401k Tax/401k 160602 42YAZ 053121V01	1,151.05
06-03	Preauth Debit	VSP PAYMENT EBILLPYMTS 160603 1236789	91.32
06-03	Preauth Debit	Plumbline3754 Hosting 160603 Nephro	1,125.00
06-06	Preauth Debit	HEALTHEQUITY INC HealthEqui 160606	2,025.02
06-08	Outgoing Wire	Willis of New York , Inc.	2,928.00
06-08	Preauth Debit	ADP BENEFIT SERV BENFITSVC 160608 711043671261A00	197.92
06-10	Preauth Debit	TWC CHARLOTTE MTHLY SVC 160610	1,202.54
06-13	Outgoing Wire	ADP TAX SERVICES I NC WIRE IMPOUND	18,321.44

19625 Stevens Creek Blvd
Cupertino CA 95014

STARTING DATE: June 01, 2016
ENDING DATE: June 30, 2016
[redacted]

NEPHROGENEX INC

Date	Transaction Description		Subtractions
06-14	Outgoing Wire	ADP PAYROLL TAX DE POSIT CUSTODIAN	10,259.86
06-14	Preauth Debit	BANKCARD PAYMENT 160614	464.38
06-15	Outgoing Wire	National Financial Services LLC	5,700.00
06-15	Outgoing Wire	Pierre Legault of Stone Management	8,250.00
06-17	Outgoing Wire	McDonnell Boehnen Hulbert and Bergh	26,102.00
06-17	Outgoing Wire	MedPace, Inc.	83,444.00
06-17	Preauth Debit	ADP Tax/401k Tax/401k 160617 42YAZ 061524V01	1,151.05
06-21	Outgoing Wire	Business Wire, Inc .	12,500.00
06-23	Preauth Debit	VSP PAYMENT EBILLPYMTS 160623 1258264	91.32
06-23	Preauth Debit	ACHMA VISB BILL PYMNT 160623	296.70
06-28	Outgoing Wire	Kurtzman Carson Co nsultants LLC	32,225.24
06-28	Outgoing Wire	ADP TAX SERVICES I NC WIRE IMPOUND	17,934.36
06-29	Outgoing Wire	ADP PAYROLL TAX DE POSIT CUSTODIAN	10,795.98

DAILY BALANCES

Date	Amount	Date	Amount	Date	Amount
05-31	4,534,684.17	06-09	4,506,798.13	06-21	4,357,095.21
06-01	4,528,509.17	06-10	4,505,595.59	06-23	4,356,133.58
06-02	4,524,653.35	06-13	4,487,124.85	06-27	4,355,636.42
06-03	4,523,437.03	06-14	4,476,400.61	06-28	4,305,476.82
06-06	4,510,545.74	06-15	4,462,450.61	06-29	4,294,680.84
06-07	4,510,496.24	06-16	4,487,760.61		
06-08	4,507,370.32	06-17	4,377,063.56		

OVERDRAFT/RETURN ITEM FEES

	Total for this period	Total year-to-date
Total Overdraft Fees	$0.00	$0.00
Total Returned Item Fees	$0.00	$0.00

EAST WEST BANK *Your Financial Bridge*

19625 Stevens Creek Blvd
Cupertino CA 95014

Direct inquiries to:
408 599-5038

ACCOUNT STATEMENT

STARTING DATE: June 01, 2016
ENDING DATE: June 30, 2016
Total days in statement period: 30

[redacted]

(0)

NEPHROGENEX INC
3200 BEECHLEAF CT SUITE 900
RALEIGH NC 27604

Money Market 6 Check Option

Account number	[redacted]	Beginning balance		$25,029.71
Low balance	$25,029.71	Total additions	(1)	2.99
Average balance	$25,029.71	Total subtractions	(0)	0.00
Interest paid year to date	$18.10	Ending balance		$25,032.70

CREDITS

Number	Date	Transaction Description	Additions
	06-30	Interest Credit	2.99

DAILY BALANCES

Date	Amount	Date	Amount	Date	Amount
05-31	25,029.71	06-30	25,032.70		

INTEREST INFORMATION

Annual percentage yield earned	0.15%	Interest-bearing days	30
Average balance for APY	$25,029.71	Interest earned	$2.99

OVERDRAFT/RETURN ITEM FEES

	Total for this period	Total year-to-date
Total Overdraft Fees	$0.00	$0.00
Total Returned Item Fees	$0.00	$0.00